UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2020

ANI PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31812	58-2301143
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

210 Main Street West Baudette, Minnesota	56623
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (218) 634-3500

Securities registered pursuant to Section 12(b) of the Act:
Title of each class:	Trading Symbol(s):	Name of each exchange on which registered:
Common Stock	ANIP	Nasdaq Stock Market

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

On June 5, 2020, ANI Pharmaceuticals, Inc. (the “Company”) held its 2020 annual meeting of stockholders (the “Annual Meeting”). The following sets forth the matters that were voted upon by the Company’s stockholders at the Annual Meeting and the voting results for such matters. These matters are described in more detail in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 23, 2020, as supplemented on April 30, 2020 and May 21, 2020 (the “Proxy Statement”).

1.	The Company’s stockholders voted to elect the following directors, each to serve until his successor has been duly elected and qualified or until his earlier resignation or removal. The final voting results are as follows:

Nominee	For	Against	Abstentions	Broker Non-Votes
1. Robert E. Brown, Jr.	7,639,225	1,602,897	340,507	1,147,410
2. Thomas Haughey	8,393,998	914,396	274,235	1,147,410
3. David B. Nash, M.D., M.B.A.	6,445,475	2,857,435	279,719	1,147,410
4. Patrick D. Walsh	8,813,396	495,528	273,705	1,147,410

2.	The Company’s stockholders ratified the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020. The final voting results are as follows:

For	Against	Abstentions	Broker Non-Votes
10,401,896	51,673	276,470	—

3.	The Company’s stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers, as described in the Proxy Statement. The final voting results are as follows:

For	Against	Abstentions	Broker Non-Votes
5,492,164	3,785,581	304,884	1,147,410

4.	The Company’s stockholders voted that the frequency of the advisory vote on executive compensation should be every year, by a vote as follows:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
5,937,052	174,214	3,160,232	311,131	—

Based on these results and consistent with the Company’s stockholders’ recommendation, the Company’s Board of Directors has determined that the Company will conduct future stockholder advisory votes regarding the compensation to be paid by the Company to its named executive officers on an annual basis. This policy will remain in effect until the next stockholder vote on the frequency of stockholder advisory votes on the compensation of named executive officers.

5.	The Company’s stockholders approved the Company’s Sixth Amended and Restated 2008 Stock Incentive Plan as described in the Proxy Statement. The final voting results are as follows:

For	Against	Abstentions	Broker Non-Votes
8,658,607	643,933	280,089	1,147,410

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ANI PHARMACEUTICALS, INC.

By:	/s/ Stephen P. Carey
Stephen P. Carey
Vice President Finance, and Chief Financial Officer

Dated: June 11, 2020